PROMISSORY NOTE

$30,000,000.00 October 5, 2016

FOR VALUE RECEIVED, MVP Real Estate Holdings, LLC and MVP REIT II Operating Partnership, LP (the "Lead Borrowers") and the Subsidiary Borrowers set forth on Exhibit A attached hereto and made a part hereof (collectively, the "Subsidiary Borrowers"; the Subsidiary Borrowers together with the Lead Borrowers, individually and collectively, jointly and severally, "Maker") promises to pay without offset or counterclaim to the order of KeyBank National Association, ("Payee"), the principal amount equal to the lesser of (x) THIRTY MILLION AND 00/100 DOLLARS ($30,000,000.00) or (y) the outstanding amount advanced by Payee as a Loan (or Loans) under the Credit Agreement (as hereinafter defined), payable in accordance with the terms of the Credit Agreement.
Maker also promises to pay interest on the unpaid principal amount of this Note (this "Note") at the rates and at the times which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of even date herewith, among Maker, the Lenders named therein, and KeyBank National Association, as Administrative Agent for itself and the Lenders (as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement").  Capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement.
Payments hereunder shall be made to the Agent for the Payee at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other address as Agent may designate from time to time, or made by wire transfer in accordance with wiring instructions provided by the Administrative Agent.
Subject to the terms and provisions of the Credit Agreement, amounts borrowed may be repaid and reborrowed at any time prior to the termination of the Availability Period.  No Lender shall have any obligation to make a Loan to the extent such Loan would cause the sum of the total Credit Exposures to exceed the total Maximum Loan Available Amount.
This Note is subject to (a) mandatory prepayment and (b) prepayment at the option of the Maker, as provided in the Credit Agreement.
This Note is issued pursuant to the Credit Agreement and is entitled to the benefits of the Credit Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the Loan evidenced hereby is made and is to be repaid.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  MAKER AGREES THAT JURISDICTION AND VENUE FOR ANY ACTION REGARDING THIS NOTE SHALL BE AS SET FORTH IN THE CREDIT AGREEMENT.
Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.
Maker promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Note in accordance with the terms of the Credit Agreement.  Maker and any endorser of this Note hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Credit Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.
Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

[Signature Pages Follow]

IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

MVP REAL ESTATE HOLDINGS, LLC,
 a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title:  Manager

MVP REIT II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: MVP REIT II, INC., a Maryland corporation, its General Partner

By: ________________________
Name: Michael Shustek
Title:  Chief Executive Officer

MVP MILWAUKEE WELLS LLC,
 a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

MVP DENVER 1935 SHERMAN, LLC,
 a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

MVP DENVER SHERMAN, LLC,
 a Nevada limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

MVP MILWAUKEE ARENA LOT, LLC,
 a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

MVP ST. LOUIS WASHINGTON, LLC,
 a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

MVP ST. PAUL HOLIDAY GARAGE, LLC,
 a Delaware limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

WHITE FRONT GARAGE PARTNERS, LLC, a Tennessee limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

CHAPMAN PROPERTIES, LLC,
 a Tennessee limited liability company

By: MVP Realty Advisors, LLC, a Nevada limited liability company, its Manager

By: ________________________
Name: Michael Shustek
Title: Manager

EXHIBIT A

SUBSIDIARY BORROWERS
MVP MILWAUKEE WELLS LLC, a Nevada limited liability company
MVP DENVER 1935 SHERMAN, LLC, a Nevada limited liability company
MVP DENVER SHERMAN, LLC, a Nevada limited liability company
MVP MILWAUKEE ARENA LOT, LLC, a Delaware limited liability company
MVP ST. LOUIS WASHINGTON, LLC, a Delaware limited liability company
MVP ST. PAUL HOLIDAY GARAGE, LLC, a Delaware limited liability company
WHITE FRONT GARAGE PARTNERS, LLC, a Tennessee limited liability company
CHAPMAN PROPERTIES, LLC, a Tennessee limited liability company
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